COVE APARTMENTS, L.C.
                       (HUD Project Number 114-11122-REF)

             FINANCIAL STATEMENTS AND SUPPLEMENTAL SUPPORTING DATA

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                              COVE APARTMENTS, L.C.
                       (HUD Project Number 114-11122-REF)
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                      Page
                                                      ----
Independent Auditors' Report                            1
Financial Statements:
    Balance Sheet                                      2-3
    Statement of Profit and Loss                       4-5
    Statement of Changes in Members' Equity             6
    Statement of Cash Flows                             7
    Notes to Financial Statements                      8-10
Supplemental Supporting Data Required by HUD          1l-21

            [Letterhead of Hidalgo, Banfill, Zlotnik & Kermali, P.C.]

                          INDEPENDENT AUDITORS' REPORT

The Members
Cove Apartments, L.C.

We have audited the accompanying balance sheet of Cove Apartments, L.C. (a Texas limited liability company) ("the Company"), U.S. Department of Housing and Urban Development ("HUD") Project Number 114-11122-REF, as of December 31, 1998 and the related statements of profit and loss, changes in members' equity and cash flows for the year ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cove Apartments, L.C. as of December 31, 1998 and the results of its operations, changes in members' equity and cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated February 24, 1999, on our consideration of the Company's internal controls, and reports dated February 24, 1999, on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Fair Housing and Non-Discrimination.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 11-21 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Company. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                   /s/ Hidalgo, Banfill, Zlotnik & Kermali, P.C.

                                           Certified Public Accountants

  February 24, 1999

                              COVE APARTMENTS, L.C.
                       (HUD Project Number 114-11122-REF)
                                  BALANCE SHEET
                                DECEMBER 31, 1998

                                     ASSETS
                                     ------

CURRENT ASSETS:
     1110 Petty Cash                                                 $     300
     1120 Depository account                                           149,159
     1130 Tenant accounts receivable                                     1,745
     1240 Prepaid insurance                                             45,662
     1250 Mortgage insurance                                            32,637
                                                                    ----------
               Total current assets                                    229,503
                                                                    ----------
Deposits Held in Trust - Funded:
     1191 Tenant security deposits                                      56,998
                                                                    ----------
Restricted Deposits and Funded Reserves:
     1310 Mortgage escrow deposits:
          Property tax escrow                                          242,451
          Insurance escrow                                               6,860
     1320 Reserve for replacements                                     164,163
                                                                    ----------
               Total restricted deposits and funded reserves           413,474
                                                                    ----------
Property, Furniture and Equipment
     1410 Land                                                       1,354,280
     1420 Buildings                                                  5,361,238
     1450 Furniture and equipment                                      454,656
                                                                    ----------
                                                                     7,170,174
             Less accumulated depreciation                             980,985
                                                                    ----------
               Total property, furniture and equipment               6,189,189
                                                                    ----------
Other Assets:
     1800 Financing and organization costs net of
               accumulated amortization of $54,599                     320,294
                                                                    ----------
               Total Assets                                         $7,209,458
                                                                    ==========

See accompanying notes to financial statements.

                              COVE APARTMENTS, L.C.
                       (HUD Project Number 114-11122-REF)
                                  BALANCE SHEET
                                DECEMBER 31, 1998

                         LIABILITIES AND MEMBERS' EQUITY
                         ------------------------------

Current Liabilities:
     2110 Accounts payable                                          $   16,919
     2120 Accrued wages and payroll taxes payable                        3,829
     2190 Sale escrow deposits                                          50,000
     2150 Accrued property taxes                                       217,713
     2210 Prepaid rents                                                  3,902
     2320 Current portion of mortgage loan payable - Note 2             59,042
                                                                    ----------
                Total current liabilities                              351,405
Deposits Liabilities:
     2191 Tenant security deposits                                      51,972
Long-Term Liabilities:
     2310 Mortgage loan payable, net of current portion - Note 2     6,504,551
                                                                    ----------
                Total Liabilities                                    6,907,928
Members' Equity                                                        301,530
                                                                    ----------
                Total Liabilities and Members' Equity               $7,209,458
                                                                    ==========


See accompanying notes to financial statements.

Statement of         U.S. Department of Housing      OMB Approval No. 2502-0052
Profit and Loss      and Urban Development           (Exp. 9/30/98)
                     Office of Housing
                     Federal Housing Commissioner

Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Reports Management Officer, Paperwork Reduction Project (2502-0052), Office of Information Technology, U.S. Department of Housing and Urban Development, Washington, D.C. 20410-3600. This agency may not collect this information, and you are not required to complete this form, unless it displays a currently valid OMB control number.

Do not send this form to the above address.

--------------------------------------------------------------------------------
For Month/Period         Ending:      Project Number:      Project Name:
Beginning: 01/01/98      12/31/98     114-11122-REF        COVE APARTMENTS, L.C.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Part I                          Description of Account                        Acct. No.          Amount*
------------------------------------------------------------------------------------------------------------------------------------
                   Apartments or Member Carrying Charges (Coops)                    5120           $2,066,760
                   ------------------------------------------------------------------------------------------
                   Tenant Assistance Payments                                       5121           $
                   ------------------------------------------------------------------------------------------
        Rental     Furniture and Equipment                                          5130           $
                   ------------------------------------------------------------------------------------------
        Income     Stores and Commercial                                            5140           $
                   ------------------------------------------------------------------------------------------
         5100      Garage and Parking Spaces                                        5170           $
                   ------------------------------------------------------------------------------------------
                   Flexible Subsidy Income                                          5180           $
                   ------------------------------------------------------------------------------------------
                   Miscellaneous (specify)                                          5190           $
                   -----------------------------------------------------------------------------------------------------------------
                   Total Rent Revenue Potential at 100% Occupancy                                                       $2,066,760
------------------------------------------------------------------------------------------------------------------------------------
                   Apartments                                                       5220             (239,198)
                   ------------------------------------------------------------------------------------------
                   Furniture and Equipment                                          5230
                   ------------------------------------------------------------------------------------------
       Vacancies   Stores and Commercial                                            5240
                   ------------------------------------------------------------------------------------------
         5200      Garage and Parking Spaces                                        5270
                   ------------------------------------------------------------------------------------------
                   Miscellaneous (specify)                                          5290
                   -----------------------------------------------------------------------------------------------------------------
                   Total Vacancies                                                                                        (239,198)
                   -----------------------------------------------------------------------------------------------------------------
                   Not Rental Revenue Rent Revenue Less Vacancies                                                       $1,827,562
------------------------------------------------------------------------------------------------------------------------------------
                   Elderly and Congregate Services Income-5300
                   Total Service Income (Schedule Attached)                         5300                                $
------------------------------------------------------------------------------------------------------------------------------------
                   Interest Income-Project Operations                               5410           $    1,650
                   ------------------------------------------------------------------------------------------
       Financial   Income from Investments-Residual Receipts                        5430           $    4,746
                   ------------------------------------------------------------------------------------------
        Revenue    Income from Investments-Reserve for Replacement                  5440           $
                   ------------------------------------------------------------------------------------------
          5400     Income from Investments--Miscellaneous                           5490           $
                   -----------------------------------------------------------------------------------------------------------------
                   Total Financial Revenue                                                                              $    6,396
------------------------------------------------------------------------------------------------------------------------------------
                   Laundry and Vending                                              5910           $   14,032
                   ------------------------------------------------------------------------------------------
                   NSF and Late Charges                                             5920           $    5,992
                   ------------------------------------------------------------------------------------------
         Other     Damages and Cleaning Fees                                        5930           $   22,252
                   ------------------------------------------------------------------------------------------
        Revenue    Forfeited Tenant Security Deposits                               5940           $   12,633
                   ------------------------------------------------------------------------------------------
         5900      Other Revenue (specify) CREDIT REPORT REIMBURSE                  5990           $    8,525
                   -----------------------------------------------------------------------------------------------------------------
                   Total Other Revenue                                                                                  $   63,434
                   -----------------------------------------------------------------------------------------------------------------
                   Total Revenue                                                                                        $1,897,392
------------------------------------------------------------------------------------------------------------------------------------
                   Advertising                                                      6210           $   50,641
                   ------------------------------------------------------------------------------------------
                   Other Administrative Expense                                     6250           $    6,994
                   ------------------------------------------------------------------------------------------
                   Office Salaries                                                  6310           $   88,103
                   ------------------------------------------------------------------------------------------
                   Office Supplies                                                  6311           $    4,882
                   ------------------------------------------------------------------------------------------
                   Office or Model Apartment Rent                                   6312           $    6,288
                   ------------------------------------------------------------------------------------------
   Administrative  Management                                                       6320           $   75,344
                   ------------------------------------------------------------------------------------------
      Expenses     Manager or Superintendent Salaries                               6330           $
                   ------------------------------------------------------------------------------------------
      6200/6300    Manager or Superintendent Rent Free Unit                         6331           $
                   ------------------------------------------------------------------------------------------
                   Legal Expenses (Project)                                         6340           $    5,558
                   ------------------------------------------------------------------------------------------
                   Auditing Expenses (Project)                                      6350           $    5,000
                   ------------------------------------------------------------------------------------------
                   Bookkeeping Fees/Accounting Services                             6351           $    2,500
                   ------------------------------------------------------------------------------------------
                   Telephone and Answering Service                                  6360           $    6,230
                   ------------------------------------------------------------------------------------------
                   Bad Debts                                                        6370           $
                   ------------------------------------------------------------------------------------------
                   Miscellaneous Administrative Expenses (specify)                  6390           $    7,641
                   -----------------------------------------------------------------------------------------------------------------
                   Total Administrative Expenses                                                                        $  259,181
------------------------------------------------------------------------------------------------------------------------------------
                   Fuel Oil/Coal                                                    6420           $
                   ------------------------------------------------------------------------------------------
       Utilities   Electricity (Light and Misc. Power)                              6450           $   29,056
                   ------------------------------------------------------------------------------------------
        Expense    Water                                                            6451           $   23,492
                   ------------------------------------------------------------------------------------------
         6400      Gas                                                              6452           $   32,818
                   ------------------------------------------------------------------------------------------
                   Sewer                                                            6453           $
                   -----------------------------------------------------------------------------------------------------------------
                   Total Utilities Expense                                                                              $   85,366
------------------------------------------------------------------------------------------------------------------------------------

All amounts must be rounded to the nearest dollar; $.50 and over,    Page 1 of 2                             form HUD-92410 (7/91)

------------------------------------------------------------------------------------------------------------------------------------
                   Janitor and Cleaning Payroll                                     6510           $
                   ------------------------------------------------------------------------------------------
                   Janitor and Clearing Supplies                                    6515           $    2,007
                   ------------------------------------------------------------------------------------------
                   Janitor and Cleaning Contract                                    6517           $
                   ------------------------------------------------------------------------------------------
                   Exterminating Payroll/Contract                                   6519           $    3,293
                   ------------------------------------------------------------------------------------------
                   Exterminating Supplies                                           6520           $
                   ------------------------------------------------------------------------------------------
                   Garbage and Trash Removal                                        6525           $   10,401
                   ------------------------------------------------------------------------------------------
                   Security Payroll/Contract                                        6530           $   11,275
                   ------------------------------------------------------------------------------------------
                   Grounds Payroll                                                  6535           $
                   ------------------------------------------------------------------------------------------
                   Grounds Supplies                                                 6536           $
                   ------------------------------------------------------------------------------------------
   Operating and   Grounds Contract                                                 6537           $   30,121
                   ------------------------------------------------------------------------------------------
    Maintenance    Repairs Payroll                                                  6540           $   87,661
                   ------------------------------------------------------------------------------------------
      Expenses     Repairs Material                                                 6541           $   43,965
                   ------------------------------------------------------------------------------------------
        6500       Repairs Contract                                                 6542           $   31,990
                   ------------------------------------------------------------------------------------------
                   Elevator Maintenance/Contract                                    6545           $
                   ------------------------------------------------------------------------------------------
                   Heating/Cooling Repairs and Maintenance                          6546           $    5,754
                   ------------------------------------------------------------------------------------------
                   Swimming Pool Maintenance/Contract                               6547           $    5,411
                   ------------------------------------------------------------------------------------------
                   Snow Removal                                                     6548           $
                   ------------------------------------------------------------------------------------------
                   Decorating Payroll/Contract                                      6560           $
                   ------------------------------------------------------------------------------------------
                   Decorating Supplies                                              6561           $
                   ------------------------------------------------------------------------------------------
                   Other                                                            6570
                   ------------------------------------------------------------------------------------------
                   Miscellaneous Operating and Maintenance Expenses                 6590           $      (35)
                   -----------------------------------------------------------------------------------------------------------------
                   Total Operating and Maintenance Expenses                                                             $  231,843
------------------------------------------------------------------------------------------------------------------------------------
                   Real Estate Taxes                                                6710           $  224,213
                   ------------------------------------------------------------------------------------------
                   Payroll Taxes (FICA)                                             6711           $   19,532
                   ------------------------------------------------------------------------------------------
                   Miscellaneous Taxes, Licenses and Permits                        6719           $
                   ------------------------------------------------------------------------------------------
         Taxes     Property and Liability Insurance (Hazard)                        6720           $   66,989
                   ------------------------------------------------------------------------------------------
          and      Fidelity Bond Insurance                                          6721
                   ------------------------------------------------------------------------------------------
       Insurance   Workmen's Compensation                                           6722           $   16,525
                   ------------------------------------------------------------------------------------------
         6700      Health Insurance and Other Employee Benefits                     6723           $   13,637
                   ------------------------------------------------------------------------------------------
                   Other Insurance (specify)                                        6729
                   -----------------------------------------------------------------------------------------------------------------
                   Total Taxes and Insurance                                                                            $  340,896
------------------------------------------------------------------------------------------------------------------------------------
                   Interest on Bonds Payable                                        6810           $
                   ------------------------------------------------------------------------------------------
                   Interest on Mortgage Payable                                     6820           $  502,732
                   ------------------------------------------------------------------------------------------
       Financial   Interest on Notes Payable (Long-Term)                            6830           $
                   ------------------------------------------------------------------------------------------
       Expenses    Interest on Notes Payable (Short-Term)                           6840           $
                   ------------------------------------------------------------------------------------------
         6800      Mortgage Insurance Premium/Service Charge                        6850           $   32,969
                   ------------------------------------------------------------------------------------------
                   Miscellaneous Financial Expenses                                 6890           $
                   -----------------------------------------------------------------------------------------------------------------
                   Total Financial Expenses                                                                             $  535,701
------------------------------------------------------------------------------------------------------------------------------------
       Elderly &   Total Service Expenses-Schedule Attached                         6900                                $
                   -----------------------------------------------------------------------------------------------------------------
      Congregate   Total Cost of Operations Before Depreciation                                                         $1,452,987
                   -----------------------------------------------------------------------------------------------------------------
        Service    Profit (Loss) Before Depreciation                                                                    $  444,405
                   -----------------------------------------------------------------------------------------------------------------
       Expenses    Depreciation (Total)-6600 (specify)                              6600                                $  223,740
                   -----------------------------------------------------------------------------------------------------------------
         6900      Operating Profit or (Loss)                                                                           $  220,665
------------------------------------------------------------------------------------------------------------------------------------
                   Officer Salaries                                                 7110           $
                   ------------------------------------------------------------------------------------------
     Corporate or  Legal Expenses (Entity)                                          7120           $
                   ------------------------------------------------------------------------------------------
       Mortgagor   Taxes (Federal-State-Entity)                                    7130-32         $
                   ------------------------------------------------------------------------------------------
        Entity     Other Expenses (Entity)                                          7190           $
                   -----------------------------------------------------------------------------------------------------------------
       Expenses    Total Corporate Expenses
                   -----------------------------------------------------------------------------------------------------------------
         7100      Net Profit or (Loss)                                                                                 $  220,665
------------------------------------------------------------------------------------------------------------------------------------


Warning: HUD will prosecute false claims and statements. Conviction may result in criminal and/or civil penalties (18 U.S.C. 1001, 1010, 1012; 31 U.S.C. 3729,
3802)

Miscellaneous or other Income and Expense Sub-account Groups    If miscellaneous
or other income and/or expense sub-accounts (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.

------------------------------------------------------------------------------------------------------------------------------------
    Part II
    --------------------------------------------------------------------------------------------------------------------------------
    1.  Total principal payments required under the mortgage, even if payments under a Workout Agreement are less or
        more than those required under the mortgage.                                                                    $   59,042
    --------------------------------------------------------------------------------------------------------------------------------
    2.  Replacement Reserve deposits required by the Regulatory Agreement or Amendments thereto, even if payments
        may be temporarily suspended or waived.                                                                         $   37,530
    --------------------------------------------------------------------------------------------------------------------------------
    3.  Replacement or Painting Reserve releases which are included as expense items on this Profit and Loss statement  $
    --------------------------------------------------------------------------------------------------------------------------------
    4.  Project Improvement Reserve Releases under the Flexible Subsidy Program that are included as expense items on
        this Profit and Loss Statement.                                                                                 $
------------------------------------------------------------------------------------------------------------------------------------

All amounts must be rounded to the nearest dollar; $.50 and over,     Page 2 of 2                              form HUD-92410 (7/91)

                              COVE APARTMENTS, L.C.
                       (HUD Project Number 114-11122-REF)
                     STATEMENT OF CHANGES IN MEMBERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1998

Balance, December 31, 1997                      $ 282,676
Contributions                                          --
Distributions                                    (201,811)
Net Profit for the year                           220,665
                                                ---------
Balance, December 31, 1998                      $ 301,530
                                                =========



See accompanying notes to financial statements.

                              COVE APARTMENTS, L.C.
                       (HUD Project Number 114-11122-REF)
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

Cash Flows from Operating Activities:
     Net Income                                                    $ 220,665
     Adjustments to reconcile net income to net cash
        provided by operating activities:
            Depreciation and amortization                            223,740
            (increase) decrease in:
               Accounts receivable - tenants                            (993)
               Mortgage insurance                                        308
               Prepaid insurance                                      (4,386)
               Escrow accounts                                        23,196
               Security deposits                                      (1,650)
               Accounts receivable - other                               607
            Increase (decrease) in:
               Accounts payable and accrued liabilities                8,895
               Accrued taxes payable                                  (5,581)
               Deposit liabilities                                    (3,627)
               Prepaid rents                                          (5,835)
                                                                   ---------
                                                                     455,339
                                                                   ---------
Cash Flows from Investing Activities:
     Property improvements                                          (149,393)
     Sale escrow deposits                                             50,000
                                                                   ---------
                                                                     (99,393)
                                                                   ---------
Cash Flows from Financing Activities:
     Mortgage principal payments                                     (54,750)
     Distributions                                                  (201,811)
                                                                   ---------
                                                                    (256,561)
                                                                   ---------

Net Increase in Cash                                                  99,385

Cash, Beginning of Year                                               50,074
                                                                   ---------
Cash, End of Year                                                  $ 149,459
                                                                   =========

Supplemental Disclosures of Cash Flow Information:

Interest paid during the year                                      $ 502,732

See accompanying notes to financial statements.

                              COVE APARTMENTS, L.C.

                       (HUD Project Number 114-11122-REF)

                          NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

Note 1 Organization and Summary of Significant Accounting Policies

      Organization

      Cove Apartments, L.C. (the "Company") was organized as a limited liability company on June 25, 1992, under the laws of the State of Texas, for the purpose of acquiring and operating a housing project or projects with the assistance of mortgage insurance under the National Housing Act, Section 223F. Such projects are regulated by the Department of Housing and Urban Development ("HUD"). The Regulatory Agreement limits distributions of net operating income to "surplus cash" available for distribution at the end of a semiannual or annual fiscal period. The Company will terminate June 24, 2032, according to the terms of the Articles of Organization.

      On December 16, 1993, the members of Cove Apartments, L.C. contributed a 308 unit multifamily project located at 2000 Bay Area Blvd. in Houston, Texas, known as the Cove Apartments (the "Project") and certain other assets to the Company. Concurrently, the Company obtained a mortgage loan in the amount of $6,800,000, collateralized by the Project and other assets. The Project was recorded by the Company at the members' net carrying basis of $6,127,303 which represents cost less accumulated depreciation. The proceeds of the mortgage loan were used to repay the members' existing debt on the Project, fund escrow balances and pay closing costs, all of which were funded at closing and did not flow through the cash accounts of the Company. The aggregate amount of the assets contributed, including the Project and other assets and escrow balances, in excess of the mortgage loan totaled $378,206 and was recorded as a capital contribution.

      Revenue Recognition

      The Company recognizes real estate rental revenue in accordance with the terms of the respective leases.

      Property, Furniture and Equipment

      Property, furniture and equipment are carried at cost and are depreciated using the straight line method over the estimated useful lives of 5 to 10 years for furniture and equipment and 20 to 40 years for building and building improvements.

                              COVE APARTMENTS, L.C.

                       (HUD Project Number 114-11122-REF)

                          NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

Note 1 Organization and Summary of Significant Accounting Policies (Continued)

      Financing Costs

      Financing costs consist principally of fees incurred in conjunction with obtaining the permanent mortgage loan and are being amortized over the 35-year term of the mortgage loan using the straight-line method.

      Income Taxes

      No provision for Federal income taxes is made in the accounts of the Company since taxes on its operations are the obligations of individual members.

      Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 Mortgage Loan Payable

      The mortgage loan payable to TRI Capital Corporation bears interest at 7.625% and is due in monthly installments of $46,457, including interest, through January 1, 2029. The Company's property and equipment and the various funded reserves collateralize the mortgage loan.

      Annual principal payments for years subsequent to December 31, 1998 are as follows:

      Years Ending December 31,                          Amount
      -------------------------                          ------
               1999                                   $   59,042
               2000                                       63,705
               2001                                       68,735
               2002                                       80,020
               2003                                       86,340
            Thereafter                                 6,205,751
                                                      ----------
                                                      $6,563,593
                                                      ==========

                              COVE APARTMENTS, L.C.

                       (HUD Project Number 114-11122-REF)

                          NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

Note 3 Real Estate Leases

      At December 31, 1998 approximately 88% of the Project's 308 units were committed under either month-to-month leases or non-cancelable operating leases with terms varying from six to twelve months. Future minimum real estate rental income under the non-cancelable operating leases existing at December 31, 1998, expected during the year ending December 31, 1999 is approximately $552,730.

Note 4 Related Party Transactions

      Operations of the Project are managed by Bradley Apartment Homes ("BAH"), which is affiliated with the members of the Company. Management fees paid to BAH are based on four percent of rents collected. Such fees aggregated $75,344 for the year ended December 31, 1998.

      At December 31, 1998, the Company had accounts payable to BAH of $2,027 for costs and expenses paid by BAH on behalf of the Company.

Note 5 Commitments and Contingencies

      The Company has reached an agreement with Alliance LH Portfolio Limited Partnership to sell the Cove Apartments and its assets on March 1, 1999 for $10,250,000. At December 31, 1998, the Company had received $50,000 in nonrefundable escrow pertaining to the sale.

                  SUPPLEMENTAL SUPPORTING DATA REQUIRED BY HUD

                              COVE APARTMENTS, L.C.

                       (HUD Project Number 114-11122-REF)

                  Supplemental Supporting Data Required by HUD

                                December 31, 1998


Accounts Receivable (other than from regular tenants):

None

Delinquent Tenant Accounts Receivable:

                                                         1998
                                            ------------------------------
                                            Number of              Amount
                                             Tenants              Past Due
                                             -------              --------
        Delinquent 30 days                      7                 $  1,745
        Delinquent 31 to 60 days                0                        0
        Delinquent 61 to 90 days                0                        0
        Delinquent over 90 days                 0                        0
                                             -------              --------
                                                7                 $  1,745
                                             =======              ========

Mortgage Escrow Deposits:

      Estimated amount required as of December 31, 1998 for future payment of:

                                                          1998
                                                          ----
               Property insurance, 2 months             $  9,132
               Mortgage insurance, 11 months              32,637
               Real estate taxes, 12 months              217,713
                                                        --------
                   Total                                 259,482

               Amount confirmed by mortgagee             281,948
                                                        --------
               Amount on deposit in excess
                   of estimated requirements            $ 22,466
                                                        ========

                              COVE APARTMENTS, L.C.

                       (HUD Project Number 114-11122-REF)

                  Supplemental Supporting Data Required by HUD

                      For the Year Ended December 31, 1998

Reserve for Replacements:

      In accordance with the provisions of the Regulatory Agreement, restricted cash is held by the TRI Capital Corporation to be used for replacement of property with the approval of HUD as follows:

      Balance, beginning of period            $162,957
      Deposits made during period               42,274
      Withdrawals made during period           (41,068)
                                              --------
      Balance, end of period                  $164,163
                                              ========

Accounts Payable (other than to trade creditors):
     None

Compensation of Partners:
     None from Project funds

Changes in Fixed Assets:

                                                                          Furniture &
                                              Land          Buildings      Equipment        Total
                                              ----          ---------      ---------        -----
     Cost:
     -----
     December 31, 1997                     $1,354,280      $5,266,271       $400,230     $7,020,781
         Additions                                  -          94,967         54,426        149,393
         Dispositions                               -               -              -              -
                                           ----------      ----------       --------     ----------
     December 31, 1998                     $1,354,280      $5,361,238       $454,656     $7,170,174
                                           ==========      ==========       ========     ==========

     Accumulated Depreciation:
     -------------------------
     December 31, 1997                                     $  586,852       $181,109     $  767,961
         Additions                                            153,398         59,626        213,024
         Dispositions                                               -              -              -
                                                           ----------       --------     ----------
     December 31, 1998                                     $  740,250       $240,735     $  980,985
                                                           ==========       ========     ==========

                              COVE APARTMENTS, L.C.

                       (HUD Project Number 114-11122-REF)

                  Supplemental Supporting Data Required by HUD

                      For the Year Ended December 31, 1998


Accrued Taxes:

    Description of             Basis for                 Period                                       Amount
         Tax                    Accrual                  Covered                 Date Due            Accrued
    --------------             ---------                 -------                 --------            -------
  Clear Creek ISD                 Tax               January 1, 1998
                               Statement                through             January 31, 1999
                                                   December 31, 1998                                 $130,688

  City of Houston and             Tax               January 1, 1998
     Harris County             Statement                through             January 31, 1999
                                                   December 31, 1998                                   87,025
                                                                                                     --------
                                                                                  Total              $217,713
                                                                                                     ========

Tenant Security Deposits:

Tenant security deposits are held in account # 25526-00219 at Bank of America Texas N.A., Houston, Texas. This federally insured account, in the name of the Project, had a balance of $56,998 at December 31, 1998, including earned interest that does not inure to the tenants.

Schedule of Unauthorized Distributions of Project Income:

None

Changes in Ownership Interests:

No ownership changes occurred during the period covered by the financial statements.

Distributions paid to the members:

Date Declared and Paid         Period Covered          Amount Declared and Paid
----------------------         --------------          ------------------------
February 1998                   2nd half 1997                   $ 69,300
July 1998                       1st half 1998                    132,511
                                                                --------
                                                                $201,811
                                                                ========

Computation of Surplus Cash,                      U.8. Department of Housing
Distributions and Residual                        and Urban Development
Receipts                                          Office of Housing
                                                  Federal Housing Commissioner

--------------------------------------------------------------------------------
Project Name               Fiscal Period Ended:          Project Number
COVE APARTMENTS, L.C.      06/30/98                      114-11122-REF
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
Part A - Compute Surplus Cash
-----------------------------------------------------------------------------------------------------
Cash
-----------------------------------------------------------------------------------------------------
 1. Cash (Accounts 1110, 1120, 1191, 1192)                                     $220,369
---------------------------------------------------------------------------------------
 2. Tenant subsidy vouchers due for period covered by financial statement      $
---------------------------------------------------------------------------------------
 3. Other (describe)                                                           $
-----------------------------------------------------------------------------------------------------
    (a) Total Cash (Add Lines 1, 2, and 3)                                                   $220,369
-----------------------------------------------------------------------------------------------------
Current Obligations
-----------------------------------------------------------------------------------------------------
 4. Accrued mortgage interest payable                                          $
---------------------------------------------------------------------------------------
 5. Delinquent mortgage principal payments                                     $
---------------------------------------------------------------------------------------
 6. Delinquent deposits to reserve for replacements                            $
---------------------------------------------------------------------------------------
 7. Accounts payable (due within 30 days)                                      $
---------------------------------------------------------------------------------------
 8. Loans and notes payable (due within 30 days)                               $
---------------------------------------------------------------------------------------
 9. Deficient Tax Insurance or MIP Escrow Deposits                             $
---------------------------------------------------------------------------------------
10. Accrued expenses (not escrowed)                                            $ 25,701
---------------------------------------------------------------------------------------
11. Prepaid Rents (Account 2210)                                               $  7,238
---------------------------------------------------------------------------------------
12. Tenant security deposits liability (Account 2191)                          $ 54,919
---------------------------------------------------------------------------------------
13. Other (Describe)                                                           $
-----------------------------------------------------------------------------------------------------
    (b) Less Total Current Obligations (Add Lines 4 through 13)                              $ 87,858
-----------------------------------------------------------------------------------------------------
    (c) Surplus Cash (Deficiency) (Line (a) minus Line (b))                                  $132,511
-----------------------------------------------------------------------------------------------------
Part B - Compute Distributions to Owners and Required Deposit to Residual Receipts
-----------------------------------------------------------------------------------------------------
 1. Surplus Cash                                                                             $132,511
-----------------------------------------------------------------------------------------------------
Limited Dividend Projects
-----------------------------------------------------------------------------------------------------
2a. Annual Distribution Earned During Fiscal Period Covered by the Statement   $
---------------------------------------------------------------------------------------
2b. Distribution Accrued and Unpaid as of the End of the Prior Fiscal Period   $
---------------------------------------------------------------------------------------
2c. Distributions Paid During Fiscal Period Covered by Statement               $
---------------------------------------------------------------------------------------
 3. Amount to be Carried on Balance Sheet as Distribution Earned but Unpaid
    (Line 2a plus 2b minus 2c)                                                 $
-----------------------------------------------------------------------------------------------------
 4. Amount Available for Distribution During Next Fiscal Period                              $132,511
-----------------------------------------------------------------------------------------------------
 5. Deposit Due Residual Receipts (Must be deposited with Mortgagee within
    60 days after Fiscal Period ends)                                                        $
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Prepared By                             Reviewed By
--------------------------------------------------------------------------------
Loan Technician              Date         Loan Servicer                    Date

--------------------------------------------------------------------------------

                                   Page 1 of 2            form HUD-93486 (12-80)

Computation of Surplus Cash,                      U.S. Department of Housing
Distributions and Residual                        and Urban Development
Receipts                                          Office of Housing
                                                  Federal Housing Commissioner

--------------------------------------------------------------------------------
Project Name               Fiscal Period Ended:          Project Number
COVE APARTMENTS, L.C.      12/31/98                      114-11122-REF
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
Part A - Compute Surplus Cash
-----------------------------------------------------------------------------------------------------
Cash
-----------------------------------------------------------------------------------------------------
 1. Cash (Accounts 1110, 1120, 1191, 1192)                                     $206,457
---------------------------------------------------------------------------------------
 2. Tenant subsidy vouchers due for period covered by financial statement      $
---------------------------------------------------------------------------------------
 3. Other (describe)                                                           $
-----------------------------------------------------------------------------------------------------
    (a) Total Cash (Add Lines 1, 2, and 3)                                                   $206,457
-----------------------------------------------------------------------------------------------------
Current Obligations
-----------------------------------------------------------------------------------------------------
 4. Accrued mortgage interest payable                                          $
---------------------------------------------------------------------------------------
 5. Delinquent mortgage principal payments                                     $
---------------------------------------------------------------------------------------
 6. Delinquent deposits to reserve for replacements                            $
---------------------------------------------------------------------------------------
 7. Accounts payable (due within 30 days)                                      $
---------------------------------------------------------------------------------------
 8. Loans and notes payable (due within 30 days)                               $
---------------------------------------------------------------------------------------
 9. Deficient Tax Insurance or MIP Escrow Deposits                             $
---------------------------------------------------------------------------------------
10. Accrued expenses (not escrowed)                                            $ 70,748
---------------------------------------------------------------------------------------
11. Prepaid Rents (Account 2210)                                               $  3,902
---------------------------------------------------------------------------------------
12. Tenant security deposits liability (Account 2191)                          $ 51,972
---------------------------------------------------------------------------------------
13. Other (Describe)                                                           $
-----------------------------------------------------------------------------------------------------
    (b) Less Total Current Obligations (Add Lines 4 through 13)                              $126,622
-----------------------------------------------------------------------------------------------------
    (c) Surplus Cash (Deficiency) (Line (a) minus Line (b))                                  $ 79,835
-----------------------------------------------------------------------------------------------------
Part B - Compute Distributions to Owners and Required Deposit to Residual Receipts
-----------------------------------------------------------------------------------------------------
 1. Surplus Cash                                                                             $212,346
-----------------------------------------------------------------------------------------------------
Limited Dividend Projects
-----------------------------------------------------------------------------------------------------
2a. Annual Distribution Earned During Fiscal Period Covered by the Statement   $
---------------------------------------------------------------------------------------
2b. Distribution Accrued and Unpaid as of the End of the Prior Fiscal Period   $
---------------------------------------------------------------------------------------
2c. Distributions Paid During Fiscal Period Covered by Statement               $132,511
---------------------------------------------------------------------------------------
 3. Amount to be Carried on Balance Sheet as Distribution Earned but Unpaid
    (Line 2a plus 2b minus 2c)                                                 $ 79,835
-----------------------------------------------------------------------------------------------------
 4. Amount Available for Distribution During Next Fiscal Period                              $ 79,835
-----------------------------------------------------------------------------------------------------
 5. Deposit Due Residual Receipts (Must be deposited with Mortgagee within
    60 days after Fiscal Period ends)                                                        $
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Prepared By                             Reviewed By
--------------------------------------------------------------------------------
Loan Technician              Date         Loan Servicer                    Date

--------------------------------------------------------------------------------

                                   Page 1 of 2            form HUD-93486 (12-80)

                              COVE APARTMENTS, L.C.

                       (HUD Project Number 114-11122-REF)

                  Supplemental Supporting Data Required by HUD

                      For the Year Ended December 31, 1998

Statement of Receipts and Disbursements:
Source of Funds:
    Revenues:
       Rental income, net                                   $1,827,562
       Financial                                                 6,396
       Other income                                             63,434
                                                            ----------
                                                             1,897,392
                                                            ----------
    Expenses:
       Administrative                                          183,837
       Management fees                                          75,344
       Utilities                                                85,366
       Operating                                                23,683
       Maintenance                                             120,499
       Maintenance payroll                                      87,661
       Real estate taxes                                       224,213
       Other taxes                                              19,532
       Insurance                                                80,626
       Workers' compensation                                    16,525
       Mortgage insurance                                       32,969
       Mortgage interest                                       502,732
                                                            ----------
                                                             1,452,987
                                                            ----------
Cash provided by operations before principal
    payments and changes in assets and liabilities             444,405
Principal payments                                              54,750
                                                            ----------
Cash provided by operations before changes
    in assets and liabilities                                  389,655

                              COVE APARTMENTS, L.C.

                       (HUD Project Number 114-11122-REF)

                  Supplemental Supporting Data Required by HUD

                      For the Year Ended December 31, 1998

Statement of Receipts and Disbursements (Continued)
Application of Funds:
    (Increase) decrease in:
       Accounts receivable - tenants                              (993)
       Accounts receivable - other                                 607
       Prepaid insurance                                        (4,386)
       Security deposits                                        (1,650)
       Escrow accounts                                          23,196
       Mortgage insurance                                          308
    Increase (decrease) in:
       Accounts payable and accrued liabilities                  8,895
       Sale escrow deposits                                     50,000
       Accrued taxes payable                                    (5,581)
       Deposit and prepayment liabilities                       (9,462)
    Additions to property                                     (149,393)
    Surplus cash distributions                                (201,811)
                                                             ---------
    Increase in cash                                            99,385
    Unrestricted cash, beginning period                         50,074
                                                             ---------
    Unrestricted cash, end of period                         $ 149,459
                                                             =========

                              COVE APARTMENTS, L.C.

                       (HUD Project Number 114-11122-REF)

                  Supplemental Supporting Data Required by HUD

                                December 31, 1998

Schedule of Funds in Financial Institutions as of December 31, 1998:

Funds Held by Mortgagor, Regular Operating Account:
    Chase Bank of Texas, (checking)(1)                                               $259,589

Funds Held by Mortgagor in Trust, Tenant Security Deposits:
    Bank of America(2)                                                                 56,998

Funds Held by Mortgagee, (in Trust):
    Reserve for Replacements(3)
    Sanwa Bank, (checking) 3.5%                                         $164,163
    Mortgage Insurance Escrow(3), Sanwa Bank                              32,637
    Property Tax Escrow(3), Sanwa Bank                                   242,451
    Property Insurance Escrow(3), Sanwa Bank                               6,860
                                                                        --------
Funds Held by Mortgagee                                                               446,111
                                                                                     --------
Total Funds in Financial Institutions                                                $762,698
                                                                                     ========

(1) Balances confirmed by Chase Bank of Texas
(2) Balances confirmed by Bank of America
(3) Balances confirmed by TRI

                              COVE APARTMENTS, L.C.

                       (HUD Project Number 114-11122-REF)

                  Supplemental Supporting Data Required by HUD

                      For the Year Ended December 31, 1998





            Listing of Identity of Interest Companies and Activities
                         Doing Business with Owner/Agent
                     during the year ended December 31, 1998

     Company Name                   Type of Service             Amount Received
     ------------                   ---------------             ---------------
Bradley Apartment Homes           Property Management               $75,344

                              COVE APARTMENTS, L.C.

                       (HUD Project Number 114-11122-REF)

                  Supplemental Supporting Data Required by HUD

                      For the Year Ended December 31, 1998


                            Certification of Members


DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT

We hereby certify that we have examined the foregoing financial statements of Cove Apartments, L.C. Project Number 114-11122-REF, and, to the best of our knowledge and belief, the same is complete and accurate.


/s/ Tim Myers                           /s/ Al Bradley, Jr.
-------------                           -------------------
Tim Myers                               Al Bradley, Jr.
President                               Vice-President

3/17/99                                 3/17/99
-------------                           -------------------
Date                                    Date

Limited Liability Company
Identification Number 76-0372786

                              COVE APARTMENTS, L.C.

                       (HUD Project Number 114-11122-REF)

                  Supplemental Supporting Data Required by HUD

                      For the Year Ended December 31, 1998

                        Management Agent's Certification

DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT

We hereby certify that we have examined the foregoing financial statements of Cove Apartments, L.C. Project Number 114-11122-REF, and, to the best of our knowledge and belief, the same is complete and accurate.

/s/ Gene R. Blevins                     /s/ Al Bradley, Jr.
------------------------------          ------------------------------
Gene R. Blevins                         Al Bradley, Jr.
President                               Chairman
Allied Development Corporation          Allied Development Corporation
dba, Bradley Apartment Homes            dba, Bradley Apartment Homes


/s/ 3/16/99                             /s/ 3/17/99
------------------------------          ------------------------------
Date                                    Date

Allied Development Corporation
Identification Number 76-0156150

            [LETTERHEAD OF HIDALGO, BANFILL, ZLOTNIK & KERMALI, P.C.]

February 24, 1999

To the Department of Housing
and Urban Development

Attached is the financial report of Cove Apartments, L.C. (HUD Project No. 114-11122-REF) for the year ended December 31, 1998.


/s/ HIDALGO, BANFILL, ZLOTNIK & KERMALI, P.C.
Certified Public Accountants

Houston, Texas

Employer Identification No.:                 74-1716599

Engagement Partner:                          Mr. Naushad Kermali
                                             4925 San Felipe, #220
                                             Houston, TX 77027
                                             (713) 963-8008

            [LETTERHEAD OF HIDALGO, BANFILL, ZLOTNIK & KERMALI, P.C.]

              INDEPENDENT AUDITORS' REPORT ON THE INTERNAL CONTROLS
                       (COMBINED REPORT APPLICABLE TO THE
                 FINANCIAL STATEMENTS AND HUD-ASSISTED PROGRAMS)

To Members
Cove Apartments, L.C.

We have audited the financial statements of U.S. Department of Housing and Urban Development ("HUD") Project No. 114-11122-REF Cove Apartments, L.C. (the "Company"), for the year ended December 31, 1998 and have issued our report thereon dated February 24, 1999. We have also audited the Company's compliance with requirements applicable to major HUD-assisted programs and have issued our report thereon dated February 24, 1999.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States and the Consolidated Audit Guide for Audits of HUD Programs (the "Guide"), issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General. Those standards and the Guide require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements and about whether the Company complied with laws and regulations, noncompliance with which would be material to a major HUD-assisted program.

The management of Cove Apartments, L.C. is responsible for establishing and maintaining internal controls. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of internal controls. The objectives of internal controls are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition, that transactions are executed in accordance with management's authorization and recorded properly to permit the preparation of financial statements in accordance with generally accepted accounting principles, and that HUD-assisted programs are managed in compliance with applicable laws and regulations. Because of inherent limitations in any internal control structure, errors, irregularities, or instances of noncompliance may nevertheless occur and not be detected. Also, projection of any evaluation of internal controls to future periods is subject to the risk that procedures may become inadequate because of changes in conditions or that the effectiveness of the design and operation of policies and procedures may deteriorate.

To Members
Cove Apartments, L.C.
Page 2



In planning and performing our audits, we obtained an understanding of the design of relevant internal controls and determined whether they have been placed in operation, and we assessed control risk in order to determine our auditing procedures for the purpose of expressing our opinions on the Company's financial statements and on its compliance with specific requirements applicable to its major HUD-assisted programs and to report on internal controls in accordance with the provisions of the Guide and not to provide any assurance on internal controls.

We performed tests of controls, as required by the Guide, to evaluate the effectiveness of the design and operation of internal controls that we considered relevant to preventing or detecting material noncompliance with specific requirements applicable to the Company's major HUD-assisted programs. Our procedures were less in scope than would be necessary to render an opinion on internal control policies and procedures. Accordingly, we do not express such an opinion.

Our consideration of the internal controls would not necessarily disclose all matters in internal controls that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level risk that errors or irregularities in the amounts that would be material in relation to the financial statements being audited or that noncompliance with laws and regulations that would be material to a HUD-assisted program may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. We noted no matters involving internal controls and their operations that we consider to be material weaknesses as defined above.

This report is intended for the information of audit committee, management, and the U.S. Department of Housing and Urban Development. However, this report is a matter of public record and its distribution is not limited.

                                   /s/ Hidalgo, Banfill, Zlotnik & Kermali, P.C.
                                       HIDALGO, BANFILL, ZLOTNIK & KERMALI, P.C.

February 24, 1999

            [LETTERHEAD OF HIDALGO, BANFILL, ZLOTNIK & KERMALI, P.C.]

            INDEPENDENT AUDITORS' REPORT ON COMPLIANCE WITH SPECIFIC
                  REQUIREMENTS APPLICABLE TO MAJOR HUD PROGRAMS

The Members
Cove Apartments, L.C.

We have audited the financial statements of U.S. Department of Housing and Urban Development ("HUD") Project No. 114-11122-REF, Cove Apartments L.C. (the "Company") as of and for the year ended December 31, 1998 and have issued our report thereon dated February 24, 1999. In addition, we have audited the Company's compliance with the specific program requirements governing mortgage status, replacement reserve, security deposits and cash receipts and disbursements that are applicable to each of its major HUD-assisted programs, for the year ended December 31, 1998. The management of the Cove Apartments, L.C. is responsible for compliance with those requirements. Our responsibility is to express an opinion on compliance with those requirements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs (the "Guide") issued by the U.S. Department of Housing and Urban Development, Office of Inspector General. Those standards and the Guide require that we plan and perform the audit to obtain reasonable assurance about whether material noncompliance with the requirements referred to above occurred. An audit includes examining, on a test basis, evidence about the Company's compliance with those requirements. We believe that our audit provides a reasonable basis for our opinion.

The results of our audit procedures disclosed no instances of noncompliance with the requirements referred to above, that are required to be reported herein.

In our opinion, the Cove Apartments, L.C. complied, in all material respects, with the requirements governing Section 207 pursuant to Section 223(f) of the National Housing Act that are applicable to each of its HUD-assisted programs for the year ended December 31, 1998.

This report is intended for the information of management and the U.S. Department of Housing and Urban Development. However, this report is a matter of public record and its distribution is not limited.

                                   /s/ Hidalgo, Banfill, Zlotnik & Kermali, P.C.
                                       HIDALGO, BANFILL, ZLOTNIK & KERMALI, P.C.

February 24, 1999

            [LETTERHEAD OF HIDALGO, BANFILL, ZLOTNIK & KERMALI, P.C.]

            INDEPENDENT AUDITORS' REPORT ON COMPLIANCE WITH SPECIFIC REQUIREMENTS APPLICABLE TO FAIR HOUSING AND NON-DISCRIMINATION

To Members
Cove Apartments, L.C.

We have audited the financial statements of U.S. Department of Housing and Urban Development ("HUD") Project No. 114-11122-REF, Cove Apartments, L.C. (the "Company") as of and for the year ended December 31, 1998 and have issued our report thereon dated February 24, 1999.

We have applied procedures to test the Company's compliance with the Fair Housing and Non-Discrimination requirements applicable to its HUD-assisted programs for the year ended December 31, 1998.

Our procedures were limited to the applicable compliance requirement described in the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, Office of Inspector General. Our procedures were substantially less in scope than an audit, the objective of which would be the expression of an opinion on the Company's compliance with the Fair Housing and Non-Discrimination requirements. Accordingly, we do not express such an opinion.

The results of our tests disclosed no instances of noncompliance that are required to be reported herein under the Guide.

This report is intended for the information of management and the U.S. Department of Housing and Urban Development. However, this report is a matter of public record and its distribution is not limited.


                                   /s/ Hidalgo, Banfill, Zlotnik & Kermali, P.C.
                                       HIDALGO, BANFILL, ZLOTNIK & KERMALI, P.C.

February 24, 1999